Privacore PCAAM Alternative Income Fund
Consolidated Schedule of Investments (Unaudited) June 30, 2026

	Acquisition Date	Shares	Cost	Fair Value	Footnotes
Investments — 99.31%
Private Investments — 85.76%					1,2,3
Non-Listed Business Development Companies — 20.02%					4
Ares Strategic Income Fund - Class I	8/1/2024	71,603	1,964,778	1,933,273
MSD Investment Corp.	9/18/2024	117,294	2,846,717	2,765,784
Vista Credit Strategic Lending Corp.	11/6/2024	160,387	3,000,000	3,060,184
Total Non-Listed Business Development Companies			7,811,495	7,759,241
Investment Partnerships (Special Purpose Vehicle) — 20.19%					4
ASPF Anchor Co-Invest Aggregator, L.P.	1/12/2026	N/A	742,355	742,355	5,10
ASPF Beagle Co-Investment (Non-US), L.P.	10/7/2024	N/A	856,116	1,009,426	5,10
FP Acoustic Co-Invest L.P.	10/1/2025	N/A	1,670,526	2,500,334	5
HP GPFS Stanley	3/14/2025	N/A	950,492	963,459	5,10
TPG Twin Brook DLI Continuation Fund I, L.P.	11/28/2025	N/A	2,665,776	2,612,415	5,10
Total Investment Partnerships (Special Purpose Vehicle)			6,885,265	7,827,989

Limited Partnership Interest — 22.94%					4
CRC Capital Relief Fund VI	7/1/2025	N/A	1,648,591	1,648,593	5
FP Credit Partners III Aggregator, LP	11/25/2025	N/A	213,895	203,685	5,10
H.I.G WhiteHorse	3/31/2025	N/A	650,449	690,820	10
PSC Credit III (A), SCSp	1/12/2026	N/A	2,973,826	3,000,000	5
Waterfall AB Fund	3/28/2025	N/A	3,476,597	3,349,411	5,10
Total Limited Partnership Interest			8,963,358	8,892,509

Privacore PCAAM Alternative Income Fund
Consolidated Schedule of Investments (Unaudited) June 30, 2026

	Investment Type	Interest Rate	Reference Rate^	Basis Points Spread	Maturity Date	Acquisition Date	Principal Amount	Cost	Fair Value	Footnotes
Direct Loans — 22.61%										6,7,8
ACP Oak Buyer	Revolver	0.50%			6/9/2031	6/10/2025	126,761	(410)	(409)	9,10
ACP Oak Buyer	Delayed Draw	8.65%	3-Month Term SOFR	500	6/9/2031	6/10/2025	140,141	139,844	139,844
ACP Oak Buyer	Delayed Draw	8.65%	3-Month Term SOFR	500	6/9/2031	6/10/2025	140,211	140,033	140,033
ACP Oak Buyer	Term Loan	8.60%	6-Month Term SOFR	500	6/9/2031	6/10/2025	585,634	583,766	583,766
Bronco Buyer, LLC	Delayed Draw	0.50%			1/19/2029	2/11/2026	215,981	(4,230)	(4,230)	10
Bronco Buyer, LLC	Delayed Draw	13.54%	Daily SOFR	994	1/19/2029	2/11/2026	181,435	177,880	177,880	11
Bronco Buyer, LLC	Term Loan	13.56%	Daily SOFR	994	1/19/2029	2/11/2026	241,399	236,549	236,549	11
Bronco Buyer, LLC	Delayed Draw	13.56%	Daily SOFR	994	1/19/2029	2/11/2026	157,551	154,442	154,442	11
Bronco Buyer, LLC	Delayed Draw	13.56%	Daily SOFR	994	1/19/2029	2/11/2026	203,634	199,627	199,627	11
Eclipse Advantage	Term Loan	9.46%	3-Month Term SOFR	590	10/1/2026	3/3/2025	1,023,661	1,023,661	1,023,661
Improving Acquisition	Term Loan	10.30%	3-Month Term SOFR	665	7/26/2027	3/3/2025	59,865	59,865	59,865
Improving Acquisition	Term Loan	10.32%	3-Month Term SOFR	665	7/26/2027	3/3/2025	67,771	67,772	67,771
Improving Acquisition	Term Loan	10.32%	3-Month Term SOFR	665	7/26/2027	3/3/2025	74,549	74,549	74,549
Improving Acquisition	Term Loan	10.33%	3-Month Term SOFR	665	7/26/2027	3/3/2025	93,041	93,041	93,041
Improving Acquisition	Term Loan	10.38%	3-Month Term SOFR	665	7/26/2027	3/3/2025	37,274	37,274	37,274
Improving Acquisition	Term Loan	10.38%	3-Month Term SOFR	665	7/26/2027	3/3/2025	165,503	165,503	165,503
Improving Acquisition	Term Loan	10.38%	3-Month Term SOFR	665	7/26/2027	3/3/2025	733,356	733,356	733,356
JTM Foods	Revolver	0.50%			3/3/2030	3/3/2025	2,470	—	—	9,10
JTM Foods	Revolver	9.04%	3-Month Term SOFR	540	3/3/2030	3/3/2025	12,352	12,378	12,378
JTM Foods	Revolver	9.05%	3-Month Term SOFR	540	3/3/2030	3/3/2025	9,881	9,896	9,896
JTM Foods	Revolver	9.06%	3-Month Term SOFR	540	3/3/2030	3/3/2025	2,470	2,481	2,481	9
JTM Foods	Term Loan	9.06%	3-Month Term SOFR	540	3/3/2030	3/3/2025	889,910	891,455	891,455	9
JTM Foods	Revolver	11.50%			3/3/2030	3/3/2025	71,640	71,758	71,758
KNPC HoldCo	Term Loan	9.48%	6-Month Term SOFR	585	10/22/2029	12/4/2024	987,500	982,693	982,693	9
Pediatric Home Services	Revolver	0.50%			12/23/2030	12/23/2024	66,667	(8)	(8)	10,12
Pediatric Home Services	Delayed Draw	1.00%			12/23/2030	12/23/2024	150,000	205	205	10,12
Pediatric Home Services	Term Loan	9.29%	6-Month Term SOFR	500	12/23/2030	12/23/2024	1,068,067	1,067,646	1,067,646	12
Pediatric Home Services	Revolver	9.28%	3-Month Term SOFR	500	12/23/2030	3/23/2026	16,667	16,667	16,667
Scorpion Buyer, Inc	Delayed Draw	1.00%			9/30/2030	9/30/2025	136,364	466	466	10,13
Scorpion Buyer, Inc	Term Loan	12.41%	3-Month Term SOFR	817	9/30/2030	9/30/2025	1,090,909	1,087,473	1,087,473
Velocity Buyer	Revolver	0.50%			12/23/2030	1/24/2025	250,000	(923)	(923)	9,10
Velocity Buyer	Term Loan	8.92%	3-Month Term SOFR	525	12/23/2030	1/24/2025	740,625	737,657	737,657	9
Total Direct Loans								8,762,366	8,762,366

Total Private Investments								32,422,484	33,242,105

Short-Term Investments — 13.55%
Fidelity Investments Money Market Treasury Portfolio - Class I, 3.48%							5,249,954	5,249,954	5,249,954	14
Total Investments — 99.31%								37,672,438	38,492,059
Other assets in excess of liabilities — 0.69%									268,880
Net Assets — 100.00%									38,760,939

LLC — Limited Liability Company

LP — Limited Partnership

^	Reference rates as of June 30, 2026 are as follows: Secured Overnight Financing Rate (SOFR) 3.63%, 3-Month Term SOFR 3.63% and 6-Month Term SOFR 3.67%. Actual reference rates may vary based on the reset date of the security.
1	Investments do not issue shares except where listed.
2	Investments do not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
3	Private Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of June 30, 2026 was $24,479,739, or 63.16% of net assets.
4	Investments valued using net asset value per share as practical expedient unless otherwise indicated.
5	Investment is non-income producing.
6	Fair value was determined using significant unobservable inputs. Investment is a Level 3 asset unless otherwise indicated.
7	Investment is generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended. Total fair value of restricted securities as of June 30, 2026 was $8,762,366 or 22.61% of net assets.
8	Senior secured debt investment unless otherwise noted.
9	Interest Rate on funded balance is subject to a floor of 1.00%.
10	Investment has unfunded position. For private credit investments, unamortized fees are classified as unearned income which reduces cost basis and may result in a negative cost basis. A negative fair value may result from the unfunded commitment being valued below par. The private credit investment may be subject to an undrawn commitment fee.
11	Interest Rate on funded balance is subject to a floor of 2.75%.
12	Interest Rate on funded balance is subject to a floor of 0.75%.
13	Interest Rate on funded balance is subject to a floor of 2.50%.
14	The rate is the annualized seven-day yield at period end.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Schedule of Investments June 30, 2026 (Unaudited)

1. Valuation of Investments

The valuation of the Fund’s investments is performed as of each Determination Date in accordance with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). The Board has approved the Adviser’s valuation procedures for the Fund (“Valuation Policy”) and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Adviser (in this capacity, the “Valuation Designee”), subject to the oversight of the Board. The Valuation Policy provides that the Fund will value its Fund investments at fair value.

The Valuation Designee utilizes the resources and personnel of the Sub-Adviser, in carrying out its responsibilities. The Sub-Adviser assists the Valuation Designee in determining the fair value of Fund investments and provides regular reports to the Valuation Designee. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

For securities or investments that are quoted, traded or exchanged in an accessible, active market, the value of the asset is determined by multiplying the number of securities held by the quoted market price as of the measurement (or reporting) date. The Valuation Designee does not apply any liquidity or restriction discount regardless of ownership structure or the ability to control the sale of the asset.

For investments that are not publicly traded or for which market quotations are not readily available, the fair value is determined in good faith pursuant to Rule 2a-5 under the Investment Company Act and ASC 820. The Valuation Policy governs the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of the Fund’s investments. Fair value calculations will involve significant professional judgement by the Valuation Designee in the application of both observable and unobservable inputs.

If a quoted market price is not available or not deemed to be indicative of fair value, the Valuation Designee in consultation with the Sub-Adviser and support of a third-party pricing vendor may elect to obtain broker quotes directly from a broker-dealer or passed through from a third-party pricing vendor. Broker quotes are typically received from established market participants. Although independently received, the Valuation Designee does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

If the quotations obtained from brokers or pricing vendors are determined not to be reliable or are not readily available, the Fund may value such investments using a variety of valuation techniques. For debt investments, the Valuation Designee, in consultation with the Sub-Adviser and support of a third-party vendor generally uses a market interest rate yield analysis to determine fair value. To determine fair value using a yield analysis, the expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar investments and risk profiles. The Fund considers the current contractual interest rate, the expected life and other terms of the investment relative to risk of the company and the specific investment.

In determining the estimated fair value of performing private credit or debt-like securities for which there is no actively traded market, the estimate of fair value will consider such factors as the current market environment relative to that of the investment held, the tenor of maturity date of the investment, the operating performance of the issuer, the concern for maintaining any covenant levels embedded in the instrument, the ability of the issuer to call the security (and the associated redemption price), market interest rate spreads and the general overall credit quality of the security over the life of the investment.

Defaulted private credit investments are valued using several methods including the following: discounting the expected cash flows of the investment; valuing the net assets of the company; reviewing comparable precedent transactions involving similar companies; and using a performance multiple or market-based approach. As of June 30, 2026, none of the Fund’s investments in the consolidated financial statements have defaulted or are on non-accrual status.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Schedule of Investments June 30, 2026 (Unaudited)

For defaulted private credit investments, in determining the discounted cash flow valuation, the Valuation Designee in consultation with the Sub-Adviser and support of a third-party pricing vendor relies on the analysis performed by the Sub-Adviser with the support of the third-party pricing vendor expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Generally, an increase in market yields or discount rates or a decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Fund’s investments. These securities are categorized as Level 3 of the fair value hierarchy.

Ordinarily, the fair value of the Fund’s investment in a private investment fund is based on the latest net asset value of the investment reported by its Portfolio Fund Manager. The Sub-Adviser initially and periodically reviews each Portfolio Fund Manager’s valuation methods, techniques, inputs and assumptions, to ensure that appropriate fair value methodologies are consistently applied to Fund investments and that such methodologies are consistent with ASC 820. The Valuation Designee initially reviewed and periodically reviews the Sub-Adviser’s valuation methods, techniques, inputs and assumptions used in the pricing of Fund holdings and in the reports to the Valuation Designee. The Valuation Designee utilizes the services of a third-party vendor in monitoring and validating the pricing of Fund investments. If the Valuation Designee, in consultation with the Sub-Adviser, determines that the most recent net asset value reported for a private investment fund by the Portfolio Fund Manager does not represent fair value or if the Portfolio Fund Manager fails to report a net asset value to the Fund, a fair value determination will be made by the Valuation Designee in accordance with the Valuation Policy. In making that determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such investment at the net asset value last reported by its Portfolio Fund Manager, or whether to adjust such net asset value to reflect a premium or discount (adjusted net asset value). The net asset values or adjusted net asset values are net of management fees and incentive fees (carried interest) payable pursuant to the respective organizational documents of the private investment fund.

Short-term investments are highly liquid instruments with low risk of loss and recorded at net asset value per share, which approximates fair value.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the securities existed, and the differences could be material. Investment transactions are recorded as of the trade date for financial reporting purposes.

2. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1: Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than unadjusted quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined using models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities. In accordance with ASC 820, portfolio investments fair valued using net asset value (“NAV”) or adjusted NAV (or its equivalent), adjusted for cash flows, as a Practical Expedient are not included in the fair value hierarchy. As such, investments in private investment funds with a fair value of $24,479,739 are excluded from the fair value hierarchy as of June 30, 2026.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Schedule of Investments June 30, 2026 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s investments classified by fair value hierarchy as of June 30, 2026:

	Level 1	Level 2	Level 3	Investments Valued at Practical Expedient*	Total
Non-Listed Business Development Companies	$—	$—	$—	$7,759,241	$7,759,241
Investment Partnerships (Special Purpose Vehicle)	—	—	—	7,827,989	7,827,989
Limited Partnership Interest	—	—	—	8,892,509	8,892,509
Direct Loans	—	—	8,762,366	—	8,762,366
Short Term Investments	5,249,954	—	—	—	5,249,954
Total Investments	$5,249,954	$—	$8,762,366	$24,479,739	$38,492,059

*	Certain investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a Practical Expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.